                      SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 12, 2007

             (Exact name of registrant as specified in its charter)

                             UNION BANKSHARES, INC.

(State or other jurisdiction      (Commission            (IRS Employer
of incorporation)                 File Number)      Identification Number)
Vermont                           001-15985               03-0283552

(Address of principal executive offices)
20 Main St., P.O. Box 667              (Zip Code)
Morrisville, VT                        05661-0667

Registrant's telephone number, including area code: (802) 888-6600

         (Former name or former address, if changed since last report)
                                 Not applicable

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting materials pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02: Results of Operations and Financial Condition

      As provided in General Instruction B.2 to Form 8-K, the information furnished in this Item 2.02 and in Exhibit 99.1 hereto shall not be deemed filed for purposes of Section 18 of the Securities and Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing with the Securities and Exchange Commission, except as shall be expressly provided by specific reference in such filing.

      On October 12, 2007, Union Bankshares, Inc. issued a press release, a copy of which is furnished with this Form 8-K as Exhibit 99.1, announcing net income and net income per share for our third quarter ended September 30, 2007, net income and net income per share year to date, as well as the declaration of a regular quarterly cash dividend.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Changes in Fiscal Year

On October 12, 2007 the Board of Directors of Union Bankshares, Inc. voted to amend Article V of the Company's By-laws previously filed with the Commission as Exhibit 3.1 to the Company's Registration Statement on Form S-4 (#333-82798) and incorporated herein by reference to allow for uncertificated shares and the appointment of a transfer agent. The text of Article V of the Company's By-laws, as amended, is filed as Exhibit 3(ii) to this Report.

Item 8.01 Other Events

On October 12, 2007 the Board of Directors of Union Bankshares, Inc. declared a quarterly cash dividend of $.28 per share. The dividend is payable on October 25, 2007 to shareholders of record on October 22, 2007.

Item 9.01. Financial Statements and Exhibits

      (d) Exhibits

The following Exhibit, referred to in Item 5.03 of the Report is filed;
herewith:

          Exhibit 3(ii) Union Bankshares, Inc. amended Article V of its By-laws adopted October 12, 2007

The following Exhibit, referred to in Item 2.02 of the Report is furnished, not filed; herewith:

          Exhibit 99.1 Union Bankshares, Inc. Press Release dated October 12, 2007, announcing a regular quarterly dividend and third quarter ended September 30, 2007 and year to date net income and net income per share

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        Union Bankshares, Inc.

October 15, 2007                        /s/ Kenneth D. Gibbons
                                        ----------------------------------------
                                        Kenneth D. Gibbons, President & CEO


October 15, 2007                        /s/ Marsha A. Mongeon
                                        ----------------------------------------
                                        Marsha A. Mongeon, Treasurer & CFO

--------------------------------------------------------------------------------

                                 EXHIBIT INDEX

      Exhibit 3(ii) Union Bankshares, Inc. amended Article V of its By-laws adopted October 12, 2007.

      Exhibit 99.1 Union Bankshares, Inc. Press Release dated October 12, 2007, announcing a regular quarterly cash dividend and third quarter ended September 30, 2007 and year to date net income and net income per share.